UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 7, 2022 (October 4, 2022)

SHIFT TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38839	82-5325852
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

290 Division Street, Suite 400, San Francisco, CA	94103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 575-6739

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	SFT	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) if the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 4, 2022, Shift Technologies, Inc. (the “Company”) received a written notice (the “Notice”) from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that, for the last 30 consecutive business days, the bid price for the Company’s Class A common stock, par value $0.0001 per share (“Class A common stock”), had closed below the $1.00 per share minimum bid price requirement for continued inclusion on the Nasdaq Global Market pursuant to Nasdaq Listing Rule 5450(a)(1) (the “Bid Price Requirement”). The Notice does not impact the listing of Class A common stock on the Nasdaq Global Market at this time.

The Notice provided that, in accordance with Nasdaq Listing Rule 5810(c)(3)(A) (the “Compliance Period Rule”), the Company has a period of 180 calendar days from the date of the Notice, or until April 3, 2023 (the “Compliance Date”), to regain compliance with the Bid Price Requirement. During this period, Class A common stock will continue to trade on the Nasdaq Global Market. If at any time before the Compliance Date the bid price of Class A common stock closes at or above $1.00 per share for a minimum of 10 consecutive business days as required under the Compliance Period Rule, the Staff will provide written notification to the Company that it has regained compliance with the Bid Price Requirement (unless the Staff exercises its discretion to extend this 10 business day period pursuant to Nasdaq Listing Rule 5810(c)(3)(H)).

If the Company does not regain compliance with the Bid Price Requirement by the Compliance Date, the Company may be eligible for an additional 180 calendar day compliance period. To qualify, the Company would need to transfer the listing of Class A common stock to the Nasdaq Capital Market, provided that it meets the continued listing requirement for the market value of publicly held shares and all other initial listing standards, with the exception of the Bid Price Requirement. To effect such a transfer, the Company would also need to pay an application fee to Nasdaq and will need to provide written notice to the Staff of its intention to cure the deficiency during the additional compliance period by effecting a reverse stock split, if necessary. As part of its review process, the Staff will make a determination of whether it believes the Company will be able to cure this deficiency.

Should the Staff conclude that the Company will not be able to cure the deficiency, or should the Company determine not to submit an application for transfer to the Nasdaq Capital Market or notify the Staff of its intention to cure the deficiency, the Staff will provide a written notification to the Company that Class A common stock will be subject to delisting. At that time, the Company may appeal the Staff’s delisting determination to a Nasdaq Listing Qualifications Panel (the “Panel”). However, there can be no assurance that, if the Company receives a delisting notice and appeals the delisting determination by the Staff to the Panel, such appeal would be successful.

The Company intends to monitor the closing bid price of Class A common stock and may, if appropriate, consider available options to regain compliance with the Bid Price Requirement. However, there can be no assurance that the Company will be able to regain compliance with the Bid Price Requirement.

On September 26, 2022, the Company filed with the Securities and Exchange Commission a registration statement on Form S-4 (the “Registration Statement”) that includes a preliminary joint proxy statement of the Company and CarLotz, Inc. (“CarLotz”) relating to a special meeting of the Company’s stockholders (the “Shift Special Meeting”) and a special meeting of CarLotz stockholders, in each case on a date to be determined. Among the proposals that the Company intends to submit to its stockholders at the Shift Special Meeting are (i) approval of the issuance of shares of Class A common stock to CarLotz stockholders in connection with the merger (the “transaction”) contemplated by the Agreement and Plan of Merger, dated August 9, 2022, by and among the Company, Shift Remarketing Operations, Inc. and CarLotz, and (ii) approval of an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to effect a reverse stock split of Class A common stock at a ratio within a range of 1-for-5 and 1-for-10, as determined by the board of directors of the Company (the “Shift Reverse Stock Split Proposal”).

The Company believes that, if stockholders approve the Shift Reverse Stock Split Proposal, the Company’s board of directors will be able to effect a reverse stock split that would raise the bid price on the Company’s Class A common stock above $1.00. However, there can be no assurance that the Company’s stockholders will approve the Shift Reverse Stock Split Proposal or that the reverse stock split, if implemented at the discretion of the board of directors of the Company, will increase the market price of Class A common stock in proportion to the reduction in the number of shares of Class A common stock outstanding before the reverse stock split or result in a permanent increase in the market price. Further information regarding the Shift Reverse Stock Split Proposal, including certain risks associated therewith, is included in the Registration Statement.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “forecast,” “intend,” “seek,” “target,” “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements, including those regarding the timing and consummation of the transactions and matters described herein, involve risks and uncertainties. The Company’s and CarLotz’s experience and results may differ materially from the experience and results anticipated in such statements. A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to: (1) the risk that the conditions to the closing of the transaction are not satisfied, including the risk that required approvals from the stockholders of the Company or CarLotz for the transaction are not obtained; (2) litigation relating to the transaction; (3) uncertainties as to the timing of the consummation of the transaction and the ability of each party to consummate the transaction; (4) risks that the proposed transaction disrupts the current plans and operations of the Company or CarLotz; (5) the ability of the Company and CarLotz to retain and hire key personnel; (6) competitive responses to the proposed transaction; (7) unexpected costs, charges or expenses resulting from the transaction; (8) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction; (9) the combined companies’ ability to achieve the synergies expected from the transaction, as well as delays, challenges and expenses associated with integrating the combined companies’ existing businesses; and (10) legislative, regulatory and economic developments. Other factors that might cause such a difference include those discussed in the Company’s and CarLotz’s filings with the SEC, which include their Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and in the Registration Statement, and in each case any amendments thereto. For more information, see the section entitled “Risk Factors” and the forward-looking statements disclosure contained in the Registration Statement and in the Company’s and CarLotz’s Annual Reports on Form 10-K and in other filings. The forward-looking statements included in this communication are made only as of the date hereof and, except as required by federal securities laws and rules and regulations of the SEC, the Company and CarLotz undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Important Additional Information

In connection with the proposed transaction, the Company filed a registration statement on Form S-4 with the Securities and Exchange Commission (the “SEC”), which includes a joint proxy statement of the Company and CarLotz, that also constitutes a prospectus of the Company (the “joint proxy statement/prospectus”). Security holders of the Company and CarLotz are urged to carefully read the entire registration statement and joint proxy statement/prospectus because they contain important information. Security holders of the Company and CarLotz are also urged to carefully read other relevant documents filed with the SEC when they become available, including any amendments or supplements to the registration statement and joint proxy statement/prospectus, because they will contain important information. A definitive joint proxy statement/prospectus will be sent to the Company’s stockholders and to CarLotz’s stockholders. Security holders will be able to obtain the registration statement and the joint proxy statement/prospectus from the SEC’s website or from the Company or CarLotz as described in the paragraph below.

The documents filed by the Company with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from the Company by requesting them by mail at 290 Division Street, Suite 400, San Francisco, California 94103. The documents filed by CarLotz with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from CarLotz by requesting them by mail at 3301 W. Moore St., Richmond, Virginia 23230.

Participants in the Solicitation

The Company, CarLotz and certain of their directors, executive officers and employees may be deemed participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of proxies in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in the Registration Statement. Information about the directors and executive officers of CarLotz is set forth in the definitive proxy statement for CarLotz’s 2022 annual meeting of stockholders, filed with the SEC on April 29, 2022 and in CarLotz’s Annual Report on Form 10-K for the year ended December 31, 2021, filed with the SEC on March 15, 2022, as supplemented by CarLotz’s subsequent filings with the SEC. Information about the directors and executive officers of the Company and their ownership of the Company’s shares is set forth in the definitive proxy statement for the Company’s 2022 annual meeting of stockholders, filed with the SEC on June 26, 2022. Free copies of these documents may be obtained as described in the paragraph above.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHIFT TECHNOLOGIES, INC.

Dated: October 7, 2022	/s/ Jeff Clementz
	Name:	Jeff Clementz
	Title:	Chief Executive Officer

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